Supplement dated July 29, 2025
to the Prospectus, the Initial Summary Prospectus, and the Updating Summary Prospectus
each dated May 1, 2025
for the LiveWell Variable Annuity
issued by Midland National Life Insurance Company
through the Midland National Life Separate Account C
This Supplement describes an important change that is being made to one of the investment options available under your Contract. Please read this Supplement carefully and retain it with your Prospectus or Summary Prospectus for future reference.

Effective August 22, 2025, the Invesco Oppenheimer V.I. International Growth II fund will be renamed the Invesco V.I. International Growth II fund. Additional information about this investment option can be found in the prospectus for the fund, which may be amended from time to time and can be found online at www.srslivewell.com/prospectus. You can also request this information at no cost by calling 866-747-3421 or by sending an email request to Securities PI @sfgmembers.com.

A corresponding change is hereby made throughout the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus.

*        *                        *

If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, PO Box 9261 Des Moines, IA 50306-9261.
Please retain this supplement for future reference.